SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-02              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On December 26, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  January 2, 2003            By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                Statement to Certificate Holders
                                      December 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA        119,659,000.00     96,429,011.98    3,921,752.60    502,234.44    4,423,987.04    0.00       0.00       92,507,259.38
IIA       220,955,000.00    159,792,513.83   13,420,906.66    831,945.45   14,252,852.11    0.00       0.00      146,371,607.17
CB1        10,467,000.00     10,410,125.06        7,442.09     56,758.75       64,200.84    0.00       0.00       10,402,682.97
CB2         6,977,000.00      6,939,088.82        4,960.69     37,833.74       42,794.43    0.00       0.00        6,934,128.13
CB3         3,489,000.00      3,470,041.69        2,480.70     18,919.58       21,400.28    0.00       0.00        3,467,560.99
AR                 50.00              0.00            0.00          0.00            0.00    0.00       0.00                0.00
CB4         2,020,000.00      2,009,023.85        1,436.23     10,953.73       12,389.96    0.00       0.00        2,007,587.62
CB5         1,652,000.00      1,643,023.46        1,174.58      8,958.20       10,132.78    0.00       0.00        1,641,848.88
CB6         2,020,629.55      2,009,649.98        1,436.68     10,957.14       12,393.82    0.00       0.00        2,008,213.30
TOTALS    367,239,679.55    282,702,478.67   17,361,590.23  1,478,561.03   18,840,151.26    0.00       0.00      265,340,888.44

IX        119,659,000.00     96,429,011.98            0.00     67,348.53       67,348.53    0.00       0.00       92,507,259.38
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA     22540VF23    805.86509983     32.77440560     4.19721408     36.97161969          773.09069422        IA         6.250000 %
IIA    22540VF31    723.19030495     60.74045240     3.76522572     64.50567812          662.44985255        IIA        6.247693 %
CB1    22540VF80    994.56626158      0.71100506     5.42263781      6.13364288          993.85525652        CB1        6.542717 %
CB2    22540VF98    994.56626344      0.71100616     5.42263724      6.13364340          993.85525727        CB2        6.542717 %
CB3    22540VG22    994.56626254      0.71100602     5.42263686      6.13364288          993.85525652        CB3        6.542717 %
AR     22540VF72      0.00000000      0.00000000     0.00000000      0.00000000            0.00000000        AR         6.250000 %
CB4    22540VG30    994.56626238      0.71100495     5.42263861      6.13364356          993.85525743        CB4        6.542717 %
CB5    22540VG48    994.56625908      0.71100484     5.42263923      6.13364407          993.85525424        CB5        6.542717 %
CB6    22540VG55    994.56626278      0.71100613     5.42263672      6.13364285          993.85525665        CB6        6.542717 %
TOTALS              769.80373966     47.27591052     4.02614726     51.30205778          722.52782914

IX     22540VF56    805.86509983      0.00000000     0.56283715      0.56283715          773.09069422        IX         0.838111 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4494
                               Fax: 212) 623-5930
                           Email: mark.volosov@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                        Statement to Certificate Holders
                                             December 26, 2002

Sec. 4.04(a)(i)                 Scheduled Principal Payments (Total)                                              202,920.78
                                Group 1                                                                            84,254.61
                                Group 2                                                                           118,666.17

                                Principal Prepayments (Total)                                                  17,158,669.45
                                Group 1                                                                         3,844,906.17
                                Group 2                                                                        13,313,763.28

                                Repurchase Principal (Total)                                                            0.00
                                Group 1                                                                                 0.00
                                Group 2                                                                                 0.00

                                Substitution Amounts (Total)                                                            0.00
                                Group 1                                                                                 0.00
                                Group 2                                                                                 0.00

                                Net Liquidation Proceeds (Total)                                                        0.00
                                Group 1                                                                                 0.00
                                Group 2                                                                                 0.00

                                Insurance Proceeds (Total)                                                              0.00
                                Group 1                                                                                 0.00
                                Group 2                                                                                 0.00

                                Other Principal (Total)                                                                 0.00
                                Group 1                                                                                 0.00
                                Group 2                                                                                 0.00

Section 4.04(a)(v)              Beginning Number of Loans Outstanding (Total)                                          1,020
                                Group 1                                                                                  559
                                Group 2                                                                                  461

                                Beginning Aggregate Loan Balances (Total)                                     282,702,478.70
                                Group 1                                                                       105,724,998.86
                                Group 2                                                                       176,977,479.84

                                Ending Number of Loans Outstanding (Total)                                               972
                                Group 1                                                                                  542
                                Group 2                                                                                  430

                                Ending Aggregate Loan Balances (Total)                                        265,340,888.47
                                Group 1                                                                       101,795,838.08
                                Group 2                                                                       163,545,050.39

Section 4.04(a)(vi)             Master Servicing Fees (Total)                                                       1,177.93
                                Group 1                                                                               440.52
                                Group 2                                                                               737.41

                                Servicing Fees (Total, including PMI Fees)                                        141,716.36
                                Group 1                                                                            66,905.29
                                Group 2                                                                            74,811.07

                                Dividend Retained Interest (Group 1 only)                                           4,342.69

                                                -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                        Statement to Certificate Holders
                                              December 26, 2002

Section 4.04(a)(viii)           Current Advances (Total)                                                                N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A

                                Outstanding Advances (Total)                                                            N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A


Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 10            1,618,936.75                  1.59 %
                        2 Month                  2              237,225.89                  0.23 %
                        3 Month                 10            2,064,832.63                  2.03 %
                        Total                   22            3,920,995.27                  3.85 %

                        Group 2
                                                                 Principal
                        Category                Number           Balance                Percentage
                        1 Month                  0                    0.00                  0.00 %
                        2 Month                  2            1,278,840.22                  0.78 %
                        3 Month                  1              103,369.72                  0.06 %
                         Total                   3            1,382,209.94                  0.84 %

                        Group Totals
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 10            1,618,936.75                  0.61 %
                        2 Month                  4            1,516,066.11                  0.57 %
                        3 Month                 11            2,168,202.35                  0.82 %
                         Total                  25            5,303,205.21                  2.00 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%
                        * Only Current Bankruptcies are reflected in the table above.

                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                         11              2,876,742.17                 2.83 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                          0                      0.00                 0.00 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                         11              2,876,742.17                 1.08 %

                                      -8-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                        Statement to Certificate Holders
                                           December 26, 2002


Section 4.04(a)(x)      REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           2               504,005.33           0.50 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00              0.00 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                          2                504,005.33           0.19 %

Section 4.04(a)(xi)     Current Realized Losses                                                         0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Aggregate Realized Losses                                                       0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Section 4.04(a)(xii)    Weighted Average Term to Maturity (Deal)                                        348
                        Group 1                                                                         346
                        Group 2                                                                         350


                                     -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
